Exhibit 26(e)(2):  Fund Allocation of Premium Payments Form (Form No. 139191 05/01/2016)

FUND ALLOCATION OF PREMIUM PAYMENTS

Security Life of Denver Insurance Company, Denver, CO	VOYA® Financial
A member of the Voya® family of companies
Customer Service: PO Box 5065, Minot, ND 58702-5065
Website: www.voyalifecustomerservice.com
Completed forms can be emailed to: liferequest@voya.com

Product	Policy Number/List Bill Number
A. PREMIUM ALLOCATION
Initial or Future Premium Allocations: Current investment allocations remain the same. See Section D for Investment Transfer Request.
Premium Allocation: Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division.
Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%. For all premium allocation rules, please refer to the prospectuses.
CA Residents age 60 and older: Unless you tell us otherwise, during the 30 day free look period we allocate your initial net premium to the money market investment option. At the end of the free look period, we automatically reallocate your policy value among the various investment options according to the allocation instructions on this form. For more information, please see your policy and prospectus, ask your representative or contact Customer Service.

_________% Guaranteed Interest Division [1]

American Funds Insurance Series®	_________% VY® FMRSM Diversified Mid Cap - Class I (FDI)
_________% American Growth - Class 2 (AFR)	_________% VY® Invesco Growth and Income - Class S (GRD)
_________% American Growth-Income - Class 2 (AFG)	_________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
_________% American International - Class 2 (AFI)	_________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
BlackRock Variable Series Funds, Inc.	_________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
_________% BlackRock Global Allocation V.I. - Class III (BGA)	_________% VY® T. Rowe Price Equity Income - Class I (TEI)
Fidelity® Variable Insurance Products	_________% VY® T. Rowe Price International Stock - Class I (MIO)
_________% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	Voya Partners, Inc.
_________% Fidelity® VIP Contrafund® - Service Class (FCP) [3]	_________% Voya Global Bond - Class S (OSI)
_________% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_________% Voya Solution Moderately Aggressive - Class I (SMA)
_________% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_________% VY® Baron Growth - Class I (BSC)
M Funds [4]	_________% VY® Columbia Small Cap Value II - Class I (CSI)
_________% M Capital Appreciation (MFC)	_________% VY® Invesco Comstock - Class I (VKC)
_________% M International Equity (MBI)	_________% VY® Invesco Equity and Income - Class I (UTA)
_________% M Large Cap Growth (MTC)	_________% VY® Oppenheimer Global - Class I (GGP)
_________% M Large Cap Value (BOV)	_________% VY® Pioneer High Yield - Class I (PHP)
Neuberger Berman Advisers Management Trust	_________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)	_________% VY® Templeton Foreign Equity - Class I (TPI)
Voya Balanced Portfolio, Inc.	Voya Variable Funds
_________% Voya Balanced - Class I (VBI)	_________% Voya Growth and Income - Class I (GIP)
Voya Intermediate Bond Portfolio	Voya Variable Portfolios, Inc.
_________% Voya Intermediate Bond - Class I (VPB)	_________% Voya Global Equity - Class I (GVA)
Voya Investors Trust	_________% Voya Index Plus LargeCap - Class I (IPL)
_________% Voya Global Perspectives® - Class I (GBP)	_________% Voya Index Plus MidCap - Class I (IPM)
_________% Voya Government Liquid Assets - Class I(ILP) [5]	_________% Voya Index Plus SmallCap - Class I (IPS)
_________% Voya Government Liquid Assets - Class S (ILA) [6]	_________% Voya International Index - Class S (III)
_________% Voya Large Cap Growth - Class I (EOP)	_________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
_________% Voya Large Cap Value - Class I (PEP)	_________% Voya Russell™ Large Cap Index - Class I (IRI)
_________% Voya Limited Maturity Bond - Class S (ILM)	_________% Voya Russell™ Large Cap Value Index - Class I (IRV)
_________% Voya Multi-Manager Large Cap Core - Class I (PFS)	_________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
_________% Voya Retirement Growth - Class I (RGI)	_________% Voya Russell™ Small Cap Index - Class I (IRS)
_________% Voya Retirement Moderate - Class I (RMP)	_________% Voya Small Company - Class S (ISS)
_________% Voya Retirement Moderate Growth - Class I (RMG)	_________% Voya U.S. Bond Index - Class I (ILB)
_________% Voya U.S. Stock Index - Class I (ISP)	Voya Variable Products Trust
_________% VY® Clarion Global Real Estate - Class S (IGT)	_________% Voya SmallCap Opportunities - Class I (NIG)

Designated Deduction Option: You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.
Investment Option Name
Page 1 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2016

Product	Policy Number/List Bill Number
B. AUTOMATIC REBALANCING OPTION (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts or Guaranteed Interest Division.)
Complete allocation below: ☐ Initiate Automatic Rebalancing	☐ Change Automatic Rebalancing

_________% Guaranteed Interest Division [1]
American Funds Insurance Series®	_________% VY® FMRSM Diversified Mid Cap - Class I (FDI)
_________% American Growth - Class 2 (AFR)	_________% VY® Invesco Growth and Income - Class S (GRD)
_________% American Growth-Income - Class 2 (AFG)	_________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
_________% American International - Class 2 (AFI)	_________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
BlackRock Variable Series Funds, Inc.	_________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
_________% BlackRock Global Allocation V.I. - Class III (BGA)	_________% VY® T. Rowe Price Equity Income - Class I (TEI)
Fidelity® Variable Insurance Products	_________% VY® T. Rowe Price International Stock - Class I (MIO)
_________% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	Voya Partners, Inc.
_________% Fidelity® VIP Contrafund® - Service Class (FCP) [3]	_________% Voya Global Bond - Class S (OSI)
_________% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_________% Voya Solution Moderately Aggressive - Class I (SMA)
_________% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_________% VY® Baron Growth - Class I (BSC)
M Funds [4]	_________% VY® Columbia Small Cap Value II - Class I (CSI)
_________% M Capital Appreciation (MFC)	_________% VY® Invesco Comstock - Class I (VKC)
_________% M International Equity (MBI)	_________% VY® Invesco Equity and Income - Class I (UTA)
_________% M Large Cap Growth (MTC)	_________% VY® Oppenheimer Global - Class I (GGP)
_________% M Large Cap Value (BOV)	_________% VY® Pioneer High Yield - Class I (PHP)
Neuberger Berman Advisers Management Trust	_________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
_________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)	_________% VY® Templeton Foreign Equity - Class I (TPI)
Voya Balanced Portfolio, Inc.	Voya Variable Funds
_________% Voya Balanced - Class I (VBI)	_________% Voya Growth and Income - Class I (GIP)
Voya Intermediate Bond Portfolio	Voya Variable Portfolios, Inc.
_________% Voya Intermediate Bond - Class I (VPB)	_________% Voya Global Equity - Class I (GVA)
Voya Investors Trust	_________% Voya Index Plus LargeCap - Class I (IPL)
_________% Voya Global Perspectives® - Class I (GBP)	_________% Voya Index Plus MidCap - Class I (IPM)
_________% Voya Government Liquid Assets - Class I(ILP) [5]	_________% Voya Index Plus SmallCap - Class I (IPS)
_________% Voya Government Liquid Assets - Class S (ILA) [6]	_________% Voya International Index - Class S (III)
_________% Voya Large Cap Growth - Class I (EOP)	_________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
_________% Voya Large Cap Value - Class I (PEP)	_________% Voya Russell™ Large Cap Index - Class I (IRI)
_________% Voya Limited Maturity Bond - Class S (ILM)	_________% Voya Russell™ Large Cap Value Index - Class I (IRV)
_________% Voya Multi-Manager Large Cap Core - Class I (PFS)	_________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
_________% Voya Retirement Growth - Class I (RGI)	_________% Voya Russell™ Small Cap Index - Class I (IRS)
_________% Voya Retirement Moderate - Class I (RMP)	_________% Voya Small Company - Class S (ISS)
_________% Voya Retirement Moderate Growth - Class I (RMG)	_________% Voya U.S. Bond Index - Class I (ILB)
_________% Voya U.S. Stock Index - Class I (ISP)	Voya Variable Products Trust
_________% VY® Clarion Global Real Estate - Class S (IGT)	_________% Voya SmallCap Opportunities - Class I (NIG)

Frequency and Date of Automatic Rebalancing (If no options are marked, frequency will be quarterly and/or date will be last valuation of calendar period.)
Frequency:	☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Last Valuation Date of Calendar Period
☐ Specific Date of each Period beginning
Terminate an Existing Automatic Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
Page 2 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2016

Product	Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION	(Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policy owner must have at least $10,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Please transfer $______________________ or ______________________% from: ☐Voya Liquid Assets Portfolio ☐Voya Limited Maturity Bond Portfolio
American Funds Insurance Series®
$______________________ or ______________________% American Growth - Class 2 (AFR)
$______________________ or ______________________% American Growth-Income - Class 2 (AFG)
$______________________ or ______________________% American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$______________________ or ______________________% BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$______________________ or ______________________% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]
$______________________ or ______________________% Fidelity® VIP Contrafund® - Service Class (FCP) [3]
$______________________ or ______________________% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]
$______________________ or ______________________% Fidelity® VIP Equity-Income - Service Class (FSE) [3]
M Funds [4]
$______________________ or ______________________% M Capital Appreciation (MFC)
$______________________ or ______________________% M International Equity (MBI)
$______________________ or ______________________% M Large Cap Growth (MTC)
$______________________ or ______________________% M Large Cap Value (BOV)
Neuberger Berman Advisers Management Trust
$______________________ or ______________________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Voya Balanced Portfolio, Inc.
$______________________ or ______________________% Voya Balanced - Class I (VBI)
Voya Intermediate Bond Portfolio
$______________________ or ______________________% Voya Intermediate Bond - Class I (VPB)
Voya Investors Trust
$______________________ or ______________________% Voya Global Perspectives® - Class I (GBP)
$______________________ or ______________________% Voya Government Liquid Assets - Class I (ILP) [5]
$______________________ or ______________________% Voya Government Liquid Assets - Class S (ILA) [6]
$______________________ or ______________________% Voya Large Cap Growth - Class I (EOP)
$______________________ or ______________________% Voya Large Cap Value - Class I (PEP)
$______________________ or ______________________% Voya Limited Maturity Bond - Class S (ILM)
$______________________ or ______________________% Voya Multi-Manager Large Cap Core - Class I (PFS)
$______________________ or ______________________% Voya Retirement Growth - Class I (RGI)
$______________________ or ______________________% Voya Retirement Moderate - Class I (RMP)
$______________________ or ______________________% Voya Retirement Moderate Growth - Class I (RMG)
$______________________ or ______________________% Voya U.S. Stock Index - Class I (ISP)
$______________________ or ______________________% VY® Clarion Global Real Estate - Class S (IGT)
$______________________ or ______________________% VY® FMRSM Diversified Mid Cap - Class I (FDI)
$______________________ or ______________________% VY® Invesco Growth and Income - Class S (GRD)
$______________________ or ______________________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
(DOLLAR COST AVERAGING OPTION - Continued on next page)
	Page 3 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2016

Product	Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION (Continued)

$______________________ or ______________________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
$______________________ or ______________________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
$______________________ or ______________________% VY® T. Rowe Price Equity Income - Class I (TEI)
$______________________ or ______________________% VY® T. Rowe Price International Stock - Class I (MIO)
Voya Partners, Inc.
$______________________ or ______________________% Voya Global Bond - Class S (OSI)
$______________________ or ______________________% Voya Solution Moderately Aggressive - Class I (SMA)
$______________________ or ______________________% VY® Baron Growth - Class I (BSC)
$______________________ or ______________________% VY® Columbia Small Cap Value II - Class I (CSI)
$______________________ or ______________________% VY® Invesco Comstock - Class I (VKC)
$______________________ or ______________________% VY® Invesco Equity and Income - Class I (UTA)
$______________________ or ______________________% VY® Oppenheimer Global - Class I (GGP)
$______________________ or ______________________% VY® Pioneer High Yield - Class I (PHP)
$______________________ or ______________________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
$______________________ or ______________________% VY® Templeton Foreign Equity - Class I (TPI)
Voya Variable Funds
$______________________ or ______________________% Voya Growth and Income - Class I (GIP)
Voya Variable Portfolios, Inc.
$______________________ or ______________________% Voya Global Equity - Class I (GVA)
$______________________ or ______________________% Voya Index Plus LargeCap - Class I (IPL)
$______________________ or ______________________% Voya Index Plus MidCap - Class I (IPM)
$______________________ or ______________________% Voya Index Plus SmallCap - Class I (IPS)
$______________________ or ______________________% Voya International Index - Class S (III)
$______________________ or ______________________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
$______________________ or ______________________% Voya Russell™ Large Cap Index - Class I (IRI)
$______________________ or ______________________% Voya Russell™ Large Cap Value Index - Class I (IRV)
$______________________ or ______________________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
$______________________ or ______________________% Voya Russell™ Small Cap Index - Class I (IRS)
$______________________ or ______________________% Voya Small Company - Class S (ISS)
$______________________ or ______________________% Voya U.S. Bond Index - Class I (ILB)
Voya Variable Products Trust
$______________________ or ______________________% Voya SmallCap Opportunities - Class I (NIG)
Frequency and Date of Dollar Cost Averaging (If no options are marked, frequency will be monthly and/or date will be policy processing date.)
Frequency:	☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually
Date:	☐ Policy Processing Date: Date on which processing will occur based on frequency selected beginning
☐ Specific Date of each Period beginning
Terminate an Existing Dollar Cost Averaging Service
☐ Terminate Dollar Cost Averaging on
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $
☐ Please terminate my Dollar Cost Averaging Service immediately. (initial here)
	Page 4 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2016

Product	Policy Number/List Bill Number
D. INVESTMENT TRANSFER REQUEST
☐ Current Investment Only ☐ Current and Future Investments (If no box is checked, Current Investment Only is assumed.)
If no information is provided in the “Transfer From” column, we will assume that all amounts currently allocated to the investment options, excluding amounts allocated to the Guaranteed Interest Division, will be reallocated as requested in the “Transfer To” column. Funds that are closed to new assets are indicated with
"N/A" in the "Transfer To" column.
Transfer From	Investment Option	Transfer To
	$______________________ or ____________%Guaranteed Interest Division [1]	$______________________ or ____________%
American Funds Insurance Series®
	$______________________ or ____________%American Growth - Class 2 (AFR)	$______________________ or ____________%
	$______________________ or ____________%American Growth-Income - Class 2 (AFG)	$______________________ or ____________%
	$______________________ or ____________%American International - Class 2 (AFI)	$______________________ or ____________%
BlackRock Variable Series Funds, Inc.
	$______________________ or ____________%BlackRock Global Allocation V.I. - Class III (BGA)	$______________________ or ____________%
Fidelity® Variable Insurance Products
	$______________________ or ____________%Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Contrafund® - Service Class (FCP) [3]	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Equity-Income - Service Class (FSE) [3]	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Investment Grade Bond - Initial Class (FIG) [7]	N/A
Invesco Variable Insurance Funds
	$______________________ or ____________%Invesco V.I. Core Equity Fund - Series I (ACE) [7]	N/A
M Funds [6]
	$______________________ or ____________%M Capital Appreciation (MFC)	$______________________ or ____________%
	$______________________ or ____________%M International Equity (MBI)	$______________________ or ____________%
	$______________________ or ____________%M Large Cap Growth (MTC)	$______________________ or ____________%
	$______________________ or ____________%M Large Cap Value (BOV)	$______________________ or ____________%
Neuberger Berman Advisers Management Trust
	$______________________ or ____________%Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$______________________ or ____________%
VanEckTM
	$______________________ or ____________%VanEckTM VIP Global Hard Assets (WHA) [8]	N/A
Voya Balanced Portfolio, Inc.
	$______________________ or ____________%Voya Balanced - Class I (VBI)	$______________________ or ____________%
Voya Intermediate Bond Portfolio
	$______________________ or ____________%Voya Intermediate Bond - Class I (VPB)	$______________________ or ____________%
Voya Investors Trust
	$______________________ or ____________%Voya Global Perspectives® - Class I (GBP)	$______________________ or ____________%
	$______________________ or ____________%Voya Government Liquid Assets - Class I (ILP) [5]	$______________________ or ____________%
	$______________________ or ____________%Voya Government Liquid Assets - Class S (ILA) [6]	$______________________ or ____________%
	$______________________ or ____________%Voya Large Cap Growth - Class I (EOP)	$______________________ or ____________%
	$______________________ or ____________%Voya Large Cap Value - Class I (PEP)	$______________________ or ____________%
	$______________________ or ____________%Voya Limited Maturity Bond - Class S (ILM)	$______________________ or ____________%
	$______________________ or ____________%Voya Multi-Manager Large Cap Core - Class I (PFS)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Growth - Class I (RGI)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Moderate - Class I (RMP)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Moderate Growth - Class I (RMG)	$______________________ or ____________%
	$______________________ or ____________%Voya U.S. Stock Index - Class I (ISP)	$______________________ or ____________%
	$______________________ or ____________%VY® Clarion Global Real Estate - Class S (IGT)	$______________________ or ____________%
	$______________________ or ____________%VY® Clarion Real Estate - Class I (IVK) [9]	N/A
	$______________________ or ____________%VY® FMRSM Diversified Mid Cap - Class I (FDI)	$______________________ or ____________%
	$______________________ or ____________%VY® Invesco Growth and Income - Class S (GRD)	$______________________ or ____________%
	$______________________ or ____________%VY® JPMorgan Emerging Markets Equity - Class I (JEI)	$______________________ or ____________%
	$______________________ or ____________%VY® JPMorgan Small Cap Core Equity - Class I (IJS)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price Capital Appreciation - Class I (GFM)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price Equity Income - Class I (TEI)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price International Stock - Class I (MIO)	$______________________ or ____________%
Voya Partners, Inc.
	$______________________ or ____________%Voya Global Bond - Class S (OSI)	$______________________ or ____________%
	$______________________ or ____________%Voya Solution Moderately Aggressive - Class I (SMA)	$______________________ or ____________%
(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139191 05/01/2016

D. INVESTMENT TRANSFER REQUEST (Continued)
Transfer From	Investment Option	Transfer To
$______________________ or ____________%VY® American Century Small-Mid Cap Value - Class I (SCV) [7]		N/A
$______________________ or ____________%VY® Baron Growth - Class I (BSC)		$______________________ or ____________%
$______________________ or ____________%VY® Columbia Small Cap Value II - Class I (CSI)		$______________________ or ____________%
$______________________ or ____________%VY® Invesco Comstock - Class I (VKC)		$______________________ or ____________%
$______________________ or ____________%VY® Invesco Equity and Income - Class I (UTA)		$______________________ or ____________%
$______________________ or ____________%VY® JPMorgan Mid Cap Value - Class I (MCV)		N/A
$______________________ or ____________%VY® Oppenheimer Global - Class I (GGP)		$______________________ or ____________%
$______________________ or ____________%VY® Pioneer High Yield - Class I (PHP)		$______________________ or ____________%
$______________________ or ____________%VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)		$______________________ or ____________%
$______________________ or ____________%VY® Templeton Foreign Equity - Class I (TPI)		$______________________ or ____________%
Voya Strategic Allocation Portfolio
$______________________ or ____________%Voya Strategic Allocation Conservative - Class I (SAI) [7]		N/A
$______________________ or ____________%Voya Strategic Allocation Growth - Class I (SAG) [7]		N/A
$______________________ or ____________%Voya Strategic Allocation Moderate - Class I (SAB) [7]		N/A
Voya Variable Funds
$______________________ or ____________%Voya Growth and Income - Class I (GIP)		$______________________ or ____________%
Voya Variable Portfolios, Inc.
$______________________ or ____________%Voya Global Equity - Class I (GVA)		$______________________ or ____________%
$______________________ or ____________%Voya Index Plus LargeCap - Class I (IPL)		$______________________ or ____________%
$______________________ or ____________%Voya Index Plus MidCap - Class I (IPM)		$______________________ or ____________%
$______________________ or ____________%Voya Index Plus SmallCap - Class I (IPS)		$______________________ or ____________%
$______________________ or ____________%Voya International Index - Class S (III)		$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Growth Index - Class I (IRC)		$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Index - Class I (IRI)		$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Value Index - Class I (IRV)		$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Mid Cap Growth Index - Class I (IRM)		$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Small Cap Index - Class I (IRS)		$______________________ or ____________%
$______________________ or ____________%Voya Small Company - Class S (ISS)		$______________________ or ____________%
$______________________ or ____________%Voya U.S. Bond Index - Class I (ILB)		$______________________ or ____________%
Voya Variable Products Trust
$______________________ or ____________%Voya MidCap Opportunities - Class I (PMO) [7]		N/A
$______________________ or ____________%Voya SmallCap Opportunities - Class I (NIG)		$______________________ or ____________%

Endnotes
[1] Transfers to and from the Guaranteed Interest Division have specific time and amount limitations. Please refer to your policy or prospectus for additional information.
[2] Only available with Future Dimensions.
[3] Not available with Future Dimensions.
[4] The M Funds are only available through broker-dealers associated with the M Financial Group.
[5] Not available with Asset Accumulator, Asset Portfolio Manager, Corporate Benefits, Voya Corporate VUL, Voya SVUL-CV, Voya VUL-CV, Voya VUL-DB, Voya VUL-ECV, Market
Dimensions, Strategic Investor or Survivor Dimensions.
[6] Not available with Estate Designer, FirstLine, FirstLine II, Future Dimensions, Strategic Advantage, Strategic Advantage II or Variable Survivorship.
[7] Not available with Voya Corporate VUL, Voya SVUL-CV, Voya VUL-CV, Voya VUL-DB or Voya VUL-ECV.
[8] Not available with Corporate Benefits, Future Dimensions, Voya Corporate VUL, Voya SVUL-CV, Voya VUL-CV, Voya VUL-DB, Voya VUL-ECV, Market Dimensions or
Survivor Dimensions.
[9] Only available with Future Dimensions, Market Dimensions and Survivor Dimensions.
E. SIGNATURES (If Owner is a Corporation, Trust, or Partnership, signature and title of Officer is required.)
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections B and C above by sending written notice to Customer Service before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if Customer Service has received and accepted this signed form before the date specified.
Owner(s) Name
ÊOwner's Signature		Date
Registered Representative Name

ÊRegistered Representative Signature		Date
ÊSpouse Signature (if applicable)		Date
Insured(s) Name
Policy Number/List Bill Number [10]	Daytime Phone (	)
[10] For corporate owned/sponsored plans, please attach list of applicable policies.
	Page 6 of 6	Order #139191 05/01/2016